                    SUPERIOR COURT OF THE STATE OF CALIFORNIA

                       COUNTY OF CONTRA COSTA, CALIFORNIA

MORGAN K. BUCHANAN; JAMES P. MILLS; and        )
JESSE L. CREWS, individually and on behalf     )
of all others similarly situated,              )
                                               )
                    Plaintiffs,                )Case No. C 01 - 05090
                                               )
             v.                                )
                                               )FINAL JUDGMENT AND ORDER
                                               )
NTS-PROPERTIES ASSOCIATES V,                   )
a Maryland limited partnership;                )
NTS-PROPERTIES ASSOCIATES VI,                  )Location: Courtroom 5
a Maryland limited partnership;                )Judge: Terence Bruiniers
NTS CAPITAL CORPORATION,                       )Action Filed: December 12, 2001
a Kentucky corporation; ORIG, LLC, a           )Trial Date: None Set
Kentucky limited liability company;            )
and J.D. NICHOLS,                              )
                                               )
                    Defendants.                )
                                               )
                                               )

     On May 6, 2004, this matter came before the Court on the joint motion of the Defendants and Plaintiffs, on behalf of the Settlement Class Members, as those and all other capitalized terms herein are defined in the Stipulation and
Agreement of Settlement, dated as of December 5, 2003 (the "Stipulation"), for final approval of a settlement of this Class Action, as embodied in the
Stipulation. The Court, having considered all papers filed in connection with said motion and good cause appearing therefor, hereby ORDERS, ADJUDGES AND
DECREES as follows:

     1. All terms used in this Final Judgment and Order shall have the same meaning as in the Stipulation.

     2. This Court has jurisdiction over the subject matter and parties to this action and over all parties to the Stipulation, including all members of the
Settlement Class and the Settling Defendants.

     3. This Court hereby certifies the Settlement Class and approves the Class
Representatives as representatives of the Settlement Class for purposes of this
Settlement only, and without prejudice to further litigation in the event the
Stipulation does not become effective

                                        1

(as described in the Stipulation). With respect to the certification of the
Settlement Class solely for, and contingent upon, the Settlement of the Action, this Court finds: (a) the members of the Settlement Class are so numerous that joinder of all Class members in this Action is impracticable; (b) there are common questions of law and fact which predominate over any individual questions; (c) the claims of the Plaintiffs are typical of the respective claims of the Class; (d) the Settlement Class is adequately represented by the
Plaintiffs, who have fairly and adequately represented and protected the interests of all of the Settlement Class members, have no interests which conflict with the interests of the Class, and have retained counsel who are well qualified and highly experienced in the representation of limited partners in class and actions similar to the Action; and (e) a class action is superior to other available methods for the fair and efficient adjudication and settlement of the controversy, considering, among other matters, (i) the interest of the members of the Class individually controlling the prosecution and settlement of separate actions, (ii) the extent and nature of any litigation concerning the controversy already commenced by or against members of the Class, (iii) the desirability or undesirability of concentrating the litigation of these claims in this particular forum, and (iv) the difficulties likely to be encountered in the management of this Action.

     4. This Court hereby approves the Stipulation, including the transactions contemplated thereby, as fair, reasonable and adequate to the Settlement Class, approves the Settlement as being in the best interests of the Settlement Class, and directs consummation of the Settlement in accordance with the terms and conditions of the Stipulation.

     5. This Court hereby dismisses the Complaint and each and every cause of action and claim set forth therein on the merits as to all Released Parties and with prejudice to the Settlement Class.

     6. The Releasing Parties, whether or not each submits a Proof of Claim or otherwise participates in the Settlement, on behalf of themselves and each of their predecessors, successors, parents, subsidiaries, affiliates, custodians, agents, assigns, representatives, heirs, executors, trustees, administrators and any other Person having any legal or beneficial interest

                                        2

in Units owned by any Class Member, are hereby deemed to have released and forever discharged the Released Parties from any and all of the Settled Claims, including Unknown Claims, except that nothing herein releases any claim arising out of a violation of this Stipulation.

     7. Each Released Party hereby individually, completely, voluntarily, knowingly, or unconditionally, is hereby deemed to have released, remised, acquitted and discharged the Plaintiffs and Settlement Class Counsel from every and all asserted or potential, separate, joint, individual claims, class claims, or other claims, actions, rights, causes of action, demands, liabilities, losses and damages of every kind and nature, anticipated or unanticipated, direct or indirect, fixed or contingent, known or unknown, under Federal, state or common law or any other law or regulation, or in equity, against the Plaintiffs and
Settlement Class Counsel or any of them for, which are based upon or arise out of the institution, prosecution, assertion or resolution of the Settled Claims, including Unknown Claims, except that nothing herein releases any claim arising out of a violation of this Stipulation.

     8. Each Settling Defendant is hereby deemed to have released and agreed not to assert any cross claims, third-party claims or other claims-over (however denominated) arising out of the Settled Claims against any other Settling
Defendant, its predecessors or successors, or its present or former and future partners, members, principals, officers, directors, employees, agents, attorneys, shareholders, investors, insurers, reinsurers, auditors, accountants, underwriters, investment bankers, advisers, Affiliates, Released Parties, present, former or future parents, subsidiaries or affiliates and each of their assigns, representatives, heirs, executors, administrators, and members of their immediate families.

     9. For purposes of this Order, Settled Claims are all claims including
Unknown Claims, demands, rights, liabilities and causes of action of every nature and description whatsoever, in law or equity, known or unknown, asserted or that might have been asserted, including, without limitation, claims for negligence, gross negligence, breach of duty of care, breach of duty of loyalty, breach of duty of candor, fraud, negligent misrepresentation, breach

                                        3

of fiduciary duty, or violations of any state or Federal statutes, rules or regulations, either directly, in a representative capacity or in any other capacity, by any Releasing Party against any of the Released Parties for any matter, arising out of, or relating to, purchases or sales of Units or Interests or arising out of, or related to, any of the acts, omissions, misrepresentations, facts, events, matters, transactions or occurrences referred to, or which could have been referred to, in the complaints or other pleadings filed in the California Litigation or the Kentucky Litigation or otherwise alleged, asserted or contended in the California Litigation or the Kentucky
Litigation based upon the facts alleged in the complaints filed in the
California Litigation or the Kentucky Litigation or arising out of the transactions contemplated or undertaken in connection with this Settlement.

     10. Attached hereto as Exhibit A is a list of all timely Requests for
Exclusion submitted pursuant to the Preliminary Approval Order. Class Members who have not filed timely and valid Requests for Exclusion from the Class, whether or not they file a Proof of Claim within the time provided for, and whether or not they participate in the Settlement Trust, are barred from asserting any Settled Claims, including Unknown Claims, and all Settlement Class
Members are conclusively deemed to release the Settling Defendants and Released
Parties from the Settled Claims, including Unknown Claims.

     11. This Court hereby bars and enjoins each Settlement Class Member, until either the Closing Date or June 30, 2004 or the termination of this Settlement, whichever occurs sooner, from (i) transferring, selling, assigning, giving, pledging, hypothecating or otherwise disposing of, other than by operation of law, any Units of the Partnerships to any person; or (ii) commencing a tender offer for the units.

     12. If the Settlement does not become final and effective in accordance with its terms and conditions, then this Final Judgment and Order shall be rendered null and void ab initio and be vacated and the Settlement and all orders entered in connection therewith shall be rendered null and void, except for the provisions of the Stipulation concerning the payment of

                                        4

the costs of Notice of the Settlement, and the Action shall be reinstated with the parties having all rights as existed prior to the execution of the
Stipulation.

     13. The notice given to the members of the Settlement Class of the settlement set forth in the Stipulation, as required by the Preliminary Approval
Order, entered on February 26, 2004, was the best notice practicable under the circumstances, including individual notice to all members of the Settlement
Class who could be identified through reasonable effort. Said notice provided due and sufficient notice of the proceedings regarding final approval of the settlement, including the terms of the proposed settlement set forth in the
Stipulation, to all persons entitled to such notice, and said notice fully satisfied the requirements of due process.

     14. The Releasing Parties, and anyone claiming through or on behalf of any of them, are forever barred and enjoined from commencing, instituting or prosecuting any action or other proceeding in any court of law or equity, arbitration tribunal, or administrative forum, directly, representatively or derivatively, asserting against any of the Released Parties any claims that relate to or constitute any of the Settled Claims, including Unknown Claims.

     15. This Court hereby decrees that neither the Settlement, nor this Final
Judgment and Order, nor the fact of settlement are an admission or concession by the Defendants of any liability or wrongdoing whatsoever. This Final Judgment and Order is not a finding of the validity or invalidity of any claims in the
Action or of any wrongdoing by the Defendants. Neither the Settlement, nor this
Final Judgment and Order, nor the fact of settlement, nor the settlement proceedings, nor the settlement negotiations, nor any related documents shall be used or construed as an admission of any fault, liability or wrongdoing by any person or entity or shall be offered or received in evidence as an admission, concession, presumption or inference against any party in any proceeding other than such proceedings as may be necessary to consummate or enforce the
Settlement.

     16. This Court reserves exclusive jurisdiction over all matters relating to the administration, consummation and enforcement of the Settlement. Without affecting the

                                        5

finality of this judgment, the Court hereby reserves jurisdiction over: (a)
implementation of this settlement and distribution of the Net Settlement Fund;
(b) any hearing and/or determination on applications by Settlement Class Counsel for attorneys' fees, costs, interest and expenses; and (c) enforcement and administration of the Stipulation.

     17. There is no just reason for delay in enforcement of this Order, and it is final and appealable.

Dated:  May 6, 2004

                                                     /S/ Terence L. Bruiniers
                                                     ---------------------------
                                                     Honorable Terence Bruiniers
                                                     Judge of the Superior Court

G:\Clients\NTS\Pleadings-State  Ct\Settlement\Proposed Order of Final Judgment -
040505.DOC

                                        6

                                   EXHIBIT A

                             REQUESTS FOR EXCLUSION

--------------------------------------------------------------------------------

              NAME                                      ADDRESS
---------------------------------------  ---------------------------------------
---------------------------------------  ---------------------------------------

Eldon R. Bledsoe                         6721 SW 123rd Street
                                         Oklahoma City, OK 73173

---------------------------------------  ---------------------------------------

William M. Budnick &                     P.O. Box 1246
Sharon Kae Budnick                       Branson, MO 65615

---------------------------------------  ---------------------------------------

Freida Pate Christisen Trust             c/o Freida Pate Christisen, Trustee
Dtd 7/13/83                              7301 N.W. Maple Lane
                                         Parkville, MO 64151

---------------------------------------  ---------------------------------------

Equity Resource Arlington Fund           Equity Resource Investments, LLC
                                         44 Brattle Street
                                         Cambridge, MA 02138

---------------------------------------  ---------------------------------------

Equity Resource Brattle Fund             Same

---------------------------------------  ---------------------------------------

Equity Resource Cambridge Fund           Same

---------------------------------------  ---------------------------------------

Equity Resource Fund XIV                 Same

---------------------------------------  ---------------------------------------

Equity Resource Fund XV                  Same

---------------------------------------  ---------------------------------------

Equity Resource Fund XVII                Same

---------------------------------------  ---------------------------------------

Equity Resource Fund XX                  Same

---------------------------------------  ---------------------------------------

Everest Investors 9, LLC                 Everest
                                         155 N. Lake Avenuie, Suite 1000
                                         Pasadena, CA 91101

---------------------------------------  ---------------------------------------

Everest Investors 12, LLC                Same

---------------------------------------  ---------------------------------------

Raymond F. Fogarty                       155 Gardiner Lake Road
                                         Louisville, KY 40205-2793

---------------------------------------  ---------------------------------------

Loretta Giampaolo                        26938 Marbella
                                         Mission Viejo, CA 92691

---------------------------------------  ---------------------------------------

Warren H. Heller, MD                     515 West Buckeye Road, # 104
                                         Phoenix AZ 85003-2699

---------------------------------------  ---------------------------------------

Kathleen Irwin                           2475 Circlewood Road
                                         Atlanta, GA 30345

---------------------------------------  ---------------------------------------

Leonard T. Lilliston                     10 Hix Avenue
                                         Rye, NY 10580

---------------------------------------  ---------------------------------------

Robert K. McDonald                       5715 Wainwright Avenue
                                         Rockville, MD 20851

---------------------------------------  ---------------------------------------

Dolores Nordstrom                        2010 Cherokee Parkway
                                         Louisville, KY 40204

---------------------------------------  ---------------------------------------

Fran Ohlsson                             P.O. Box 1192
                                         San Leandro, CA 94577

---------------------------------------  ---------------------------------------

Sean O'Reilly                            720 Brooke Road
                                         Wayne, PA 19087

---------------------------------------  ---------------------------------------

Arthur J. Paone                          218 East 70th Street, 1D
                                         New York, NY 10021

---------------------------------------  ---------------------------------------

Plon Family Trust B Dtd 12/9/88          c/o Harold L. Plon
                                         & Richard S. Plon, Trustees
                                         4 Oakgrove
                                         Irvine, CA 92604-4614

---------------------------------------  ---------------------------------------

Potts Family Partners                    c/o Horace Potts
                                         7250 150th Court N.
                                         Palm Beach Gardens, FL 33418

---------------------------------------  ---------------------------------------

Horace T. Potts, III                     10139 Quail Road
                                         Boynton Beach, FL 33436

---------------------------------------  ---------------------------------------

Horace T. Potts, IV, Beneficiary         c/o First Trust of Onaga,
72509 150th Court N.                     Custodian (IRA)
Palm Beach Gardens, FL 33418             301 Leonard Street, Suite 200
                                         Onaga, KS 66521

---------------------------------------  ---------------------------------------

Tina Rietdyk-Slusher                     4570 Cayucos Avenue
                                         Atascadero, CA 93422

---------------------------------------  ---------------------------------------

Franklin J. Ross &                       146 West Fenn Road
Shirley A. Ross                          Coldwater, MI 49036

---------------------------------------  ---------------------------------------

Adele M. Weicker                         6020 Wild Wood Court
                                         High Ridge, MO 63049

---------------------------------------  ---------------------------------------

William G. Williams &                    12953 W. Willow Creek Lane
Nancy J. Williams                        Huntley, IL 60142

---------------------------------------  ---------------------------------------

John Woodhead, III                       777 Fincher Road
                                         Moreland, GA 30259

---------------------------------------  ---------------------------------------